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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 27, 2004


                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-17660

         CALIFORNIA                                        94-3050708
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

ONE CALIFORNIA STREET, SUITE 1400, SAN FRANCISCO, CA          94111
(Address of principal executive offices)                   (Zip Codes)

Registrant's telephone number, including area code: (415) 678-2000
                                                    (800) 347-6707 in all states


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Dismissal of Accountant.

      On April 27, 2004, the Board of Directors of the managing partner of Metric Realty, the Managing General Partner of Metric Partners Growth Suite Investors, L.P. (the "Partnership") approved the dismissal of Ernst & Young LLP ("E&Y") as the principal accountant of the Partnership to audit the Partnership's financial statements, effective April 27, 2004. The managing partner of Metric Realty does not have an Audit Committee of the Board of Directors.

      The reports of E&Y on the financial statements of the Partnership for the past two fiscal years ended December 31, 2003, were modified as to uncertainties relating to litigation that raise substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to this litigation are described in Note 4 to the financial statements in the Partnership's Annual Report on Form 10-K. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classification of liabilities that may result from the outcomes of these uncertainties.

      In connection with the audits of the Partnership's financial statements for each of the two fiscal years ended December 31, 2003, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the matter in its report.

      The Partnership has requested E&Y to furnish the Partnership a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 27, 2004, is filed as
      Exhibit 16.1 to this Form 8-K.

      (b) Engagement of Accountant.

      On April 27, 2004, the Board of Directors of the managing partner of Metric Realty, the Managing General Partner of the Partnership, approved the engagement of Deloitte & Touche LLP ("D&T"), an independent accountant, as the new principal accountant to audit the Partnership's financial statements for 2004 in place of E&Y, effective April 27, 2004.


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                                    EXHIBITS

16.1 Letter from Ernst & Young LLP addressed to the Commission dated April 27, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership
                                    (Registrant)

                           By:      Metric Realty,
                                    an Illinois general partnership,
                                    its Managing General Partner

                                    By:

                                    /s/ William A. Finelli
                                    -----------------------
                                    William A. Finelli
                                    Chief Financial Officer
                                    Metric Realty

                           Date:    April 27, 2004


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